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                                                                 EXHIBIT 10.31.1

                                  AMENDMENT TO
                     UNIMPROVED PROPERTY COMMERCIAL CONTRACT

         Amendment to Unimproved Property Commercial Contract executed on November 14, 2001 between DALLAS WOODCRAFT, INC., as Seller, and S&A ENTERPRISES, INC. or ASSIGNS, as Buyer, concerning the property at 2829 Sea Harbor, Dallas, Texas.

SELLER AND BUYER AMEND THE CONTRACT AN FOLLOWS:

(1) CLOSING DATE: THE CLOSING DATE IN PARAGRAPH 9A OF THE CONTRACT IS CHANGED
TO: ON OR BEFORE APRIL 30, 2001 OR WITHIN SEVEN DAYS AFTER THE RECEIPT OF NOTICE OF FINAL PLAT APPROVAL FROM THE CITY OF DALLAS, WHICH EVER DATE IS EARLIER.

(2) ADDENDUM "ONE" PARAGRAPH (2) PLAT APPROVAL PERIOD IS HEREBY EXTENDED TO APRIL 30, 2001.


Except as otherwise stated herein, all other terms and conditions of the contract remain unmodified, in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this amendment to be effective upon execution by both parties signed and dated below.

              BUYER                               SELLER

       S&A ENTERPRISES, INC.              DALLAS WOODCRAFT, INC.

By:  /s/ TOM L. ANDERSON              By:
   ----------------------------          -----------------------------
         Tom Anderson                           KEN CICHOCKI

Title:  President                     Title:
      -------------------------             --------------------------

Date:       3-20-01                   Date:
     --------------------------            ---------------------------

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                                  AMENDMENT TO
                     UNIMPROVED PROPERTY COMMERCIAL CONTRACT

         Amendment to Unimproved Property Commercial Contract executed on November 14, 2001 between DALLAS WOODCRAFT, INC., as Seller, and S&A ENTERPRISES, INC. or ASSIGNS, as Buyer, concerning the property at 2829 Sea Harbor, Dallas, Texas

SELLER AND BUYER AMEND THE CONTRACT AS FOLLOWS:

(1) CLOSING DATE: THE CLOSING DATE IN PARAGRAPH 9A OF THE CONTRACT IS CHANGED
TO: ON OR BEFORE APRIL 30, 2001 OR WITHIN SEVEN DAYS AFTER THE RECEIPT OF NOTICE OF FINAL PLAT APPROVAL FROM THE CITY OF DALLAS, WHICH EVER DATE IS EARLIER.

(2) ADDENDUM "ONE" PARAGRAPH (2) PLAT APPROVAL PERIOD IS HEREBY EXTENDED TO APRIL 30, 2001.


Except as otherwise stated herein, all other terms and conditions of the contract remain unmodified, in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this amendment to be effective upon execution by both parties as signed and dated below.





              BUYER                               SELLER

       S&A ENTERPRISES, INC.              DALLAS WOODCRAFT, INC.

By:                                   By:  /s/ KEN CICHOCKI
   ----------------------------          -----------------------------
         Tom Anderson                           KEN CICHOCKI

Title:                                Title:    Vice President
      -------------------------             --------------------------

Date:                                 Date:       3/20/01
     --------------------------            ---------------------------